Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO REVOLVING CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 1 (this “Amendment”) dated as of May 5, 2008 to the Revolving Credit and Guaranty Agreement dated as of July 31, 2007 (the “Credit Agreement”), among Tower Automotive Holdings USA, LLC, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the “Agent”).

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth below.

NOW THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 6.03(g) is amended by replacing “€25,000,000” with “€50,000,000”.

(b) Section 6.06(e) is amended by replacing “€25,000,000” with “€50,000,000”.

Section 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Loan Parties set forth in Article 3 of the Credit Agreement will be true and correct in all material respects on and as of the Amendment Effective Date (as defined below); provided, that any representation and warranty that is qualified as to “materiality” “Material Adverse Effect” or similar language will be true and correct in all respects on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 6. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions have been met:

(a) the Agent shall have received from the Borrower and Lenders constituting the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(b) Amendment No. 2 to the First Lien Term Loan Agreement shall have become effective (or shall become effective substantially simultaneously with the effectiveness of this Amendment); and

(c) Amendment No. 2 to the Second Lien Term Loan Agreement shall have become effective (or shall become effective substantially simultaneously with the effectiveness of this Amendment).

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

TOWER AUTOMOTIVE HOLDINGS USA, LLC

By:	/s/ James C. Gouin
Name: James C. Gouin
Title: Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Robert W. Schatzman
Name: Robert W. Schatzman
Title: Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Rebecca L. Milligan
Name: Rebecca L. Milligan
Title: Duly Authorized Signatory

GE Business Financial Services Inc. (formerly known as Merrill Lynch Business Financial Services Inc.)

By:	/s/ Rebecca L. Milligan
Name: Rebecca L. Milligan
Title: Duly Authorized Signatory

Wells Fargo Foothill, LLC

By:	/s/ Rina Shinoda
Name: Rina Shinoda
Title: Vice President

Wachovia Capital Finance (Central)

By:	/s/ Scott T. Collins
Name: Scott T. Collins
Title: Director

Allied Irish Banks, plc

By:	/s/ Martin S. Chin
Name: Martin S. Chin
Title: Senior Vice President

Allied Irish Banks, plc

By:	/s/ Mia Bolin
Name: Mia Bolin
Title: Asst. Vice President